                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



           Interest Period October 15, 1996 through November 14, 1996

           Collection Period October 1, 1996 through October 31, 1996




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:     Tom Lewis                 Attested:        Heather Smith

               Tom Lewis                                  Accounting Specialist
               Vice President                             Bank One, Arizona,
                                                          N.A.
               Bank One, Arizona, N.A.

                             BANC ONE AUTO GRANTOR                      PAGE 1
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                          $305,686,731.00
(B) Total Certificate Balance                                                                         $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                   96.00%
    (ii)  Original Class A Principal Balance                                                          $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                             6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                    4.00%
    (ii)  Original Class B Principal Balance                                                           $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                             6.70%
(E) Servicing Fee Rate (per annum)                                                                              1.00%
(F) Weighted Average Coupon (WAC)                                                                              12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                   60.12   months
(H) Weighted Average Remaining Maturity (WAM)                                                                   45.97   months
(I) Number of Receivables                                                                                      31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                              1.50%
    (ii)  Reserve Fund Initial Deposit                                                                  $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                            1.00%
          (c) Percent of Remaining Certificate Balance                                                          3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                  8.00%

                             BANC ONE AUTO GRANTOR                      PAGE 2
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                          $251,561,690.71
(B) Total Certificate Balance                                                                         $251,561,690.71
(C) Total Certificate Pool Factor                                                                           0.8229395
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                  $241,499,007.73
    (ii) Class A Certificate Pool Factor                                                                    0.8229395
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                   $10,062,682.98
    (ii) Class B Certificate Pool Factor                                                                    0.8229396
(F) Reserve Fund Balance                                                                                 8,175,754.97
(G) Cumulative Net Losses for All Prior Periods                                                          1,465,634.61
(H) Charge-off Rate for Second Preceding Period                                                                 1.02%
(I) Charge-off Rate for Preceding Period                                                                        1.35%
(J) Delinquency Percentage for Second Preceding Period                                                          0.32%
(K) Delinquency Percentage for Preceding Period                                                                 0.37%
(L) Weighted Average Coupon (WAC)                                                                             12.130%
(M) Weighted Average Remaining Maturity (WAM)                                                                   43.05   months
(N) Number of Receivables                                                                                      28,154

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                         12,719,727.77
    (ii)  Prepayments in Full                                                                                    0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                         0.00
    (iv) Other Refunds Related to Principal                                                                      0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                           2,537,759.30
    (ii)  Repurchased Loan Proceeds Related to Interest                                                          0.00
(C) Weighted Average Coupon (WAC)                                                                              12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                                   42.33   months
(E) Remaining Number of Receivables                                                                            27,231

(F) Delinquent Receivables                                    Dollar Amount                                   #  Units
                                                              -------------                                   --------
    (i)  30-59 Days Delinquent                                    3,165,194                 1.33%                 353
    (ii)  60-89 Days Delinquent                                     870,664                 0.37%                  87
    (iii) 90 Days or More Delinquent                                213,782                 0.09%                  20



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                          36,106.20
(B) Collection Account Investment Income                                                                         0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                            708,501.67
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                             387,130.13
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                        321,371.54
    (ii)  Liquidation Proceeds Related to Interest                                                               0.00
    (iii) Recoveries from Prior Month Charge Offs                                                          269,404.99

                             BANC ONE AUTO GRANTOR                      PAGE 3
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                       2,537,759.30
(B) Liquidation Proceeds Related to Interest                                                 0.00
(C) Repurchased Loan Proceeds                                                                0.00
(D) Recoveries from Prior Month Charge Offs                                            269,404.99
                                                                                     ------------
(E) Interest Collections                                                             2,807,164.29

Principal Collections:
(F) Principal Payments Received                                                    $12,719,727.77
(G) Liquidation Proceeds Related to Principal                                          321,371.54
(H) Repurchased Loan Proceeds                                                                0.00
                                                                                    -------------
(I) Principal Collections                                                           13,041,099.31

(J) Total Collections                                                              $15,848,263.60


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                              $209,634.74
    (ii)  Prior Collection Period unpaid Servicing Fees                                     0.00
                                                                                    ------------
    (iii)  Total Servicing Fee                                                       $209,634.74

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                 $1,318,182.08
    (ii)  Class A prior period Interest Carryover Shortfall                                 0.00
                                                                                    ------------
    (iii)  Class A Interest Distribution                                           $1,318,182.08
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                    $56,183.31
    (ii)  Class B prior period Interest Carryover Shortfall                                 0.00
                                                                                    ------------
    (iii)  Class B Interest Distribution                                              $56,183.31

(D) Total Certificate Interest Distribution                                        $1,374,365.40
(E) Total Certificate Interest Distribution plus Total Servicing Fee               $1,584,000.14


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                         $13,041,099.31
(G) Realized Losses                                                                   387,130.13
                                                                                   -------------
(H) Total Monthly Principal                                                       $13,428,229.44

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                12,891,088.76
    (ii)  Class A prior period Principal Carryover Shortfall                                0.00
                                                                                   -------------
    (iii)  Class A Principal Distribution                                          12,891,088.76
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                   537,140.68
    (ii)  Class B prior period Principal Carryover Shortfall                                0.00
                                                                                   -------------
    (iii)  Class B Principal Distribution                                             537,140.68

(K) Total Principal Distribution                                                   13,428,229.44

(L) Total Interest and Principal Distribution Amounts                              15,012,229.58
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR                      PAGE 4
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                       2,807,164.29
(B)  Class B Percentage of Principal Collections                                                                   521,655.14
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                      209,634.74
    (ii)  Servicing Fee paid                                                                                       209,634.74
                                                                                                                 ------------
    (iii)  Unpaid Servicing Fee                                                                                          0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                              2,597,529.55
Interest
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                          1,318,182.08
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                       1,318,182.08
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                         1,279,347.46
    (iv)  Class A Interest Distribution remaining to be paid                                                             0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                             0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                             0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                          0.00
    (viii) Class A Interest Carryover Shortfall                                                                          0.00
    (ix)  Class A Interest Distribution paid                                                                     1,318,182.08

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                             56,183.31
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution          56,183.31
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                         1,223,164.15
    (iv)  Class B Interest Distribution remaining to be paid                                                             0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                            0.00
    (vi)  Class B Interest Carryover Shortfall                                                                           0.00
    (vii)  Class B Interest Distribution paid                                                                       56,183.31

(G) Total Interest Paid                                                                                          1,374,365.40
(H) Total Interest and Servicing Fee Paid                                                                        1,584,000.14
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid  1,223,164.15

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                 13,041,099.31
(K) Excess Interest                                                                                              1,223,164.15
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                         0.00
(M) Total Collections available to be distributed as principal                                                  14,264,263.46

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                        12,891,088.76
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                12,891,088.76
    (iii) Total Collections available after Class A Principal Distribution paid                                  1,373,174.70
    (iv)  Class A Principal Distribution remaining to be paid                                                            0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class A Principal Carryover Shortfall                                                                          0.00
    (vii)   Total Class A Principal Distribution paid                                                           12,891,088.76

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                           537,140.68
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                   537,140.68
    (iii) Total Collections available after Class B Principal Distribution paid                                    836,034.02
    (iv)  Class B Principal Distribution remaining to be paid                                                            0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class B Principal Carryover Shortfall                                                                          0.00
    (vii)   Total Class B Principal Distribution paid                                                              537,140.68

(P)  Total Excess Cash to the Reserve Fund                                                                         836,034.02

                             BANC ONE AUTO GRANTOR                      PAGE 5
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                                Beginning                          End
                                                                               of Period                        of Period
                                                                            -----------------              ------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                                 $251,561,690.71                 $238,133,461.27
    (ii)   Aggregate Certificate Pool Factor                                       0.8229395                       0.7790114
    (iii)   Class A Principal Balance                                         241,499,007.73                  228,607,918.97
    (iv)   Class A Pool Factor                                                     0.8229395                       0.7790114
    (v)   Class B Principal Balance                                            10,062,682.98                    9,525,542.30
    (vi)   Class B Pool Factor                                                     0.8229396                       0.7790114

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                               12.13%                          12.13%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    43.05 months                    42.33 months
    (iii) Remaining Number of Receivables                                             28,154                          27,231
    (iv)  Pool Balance                                                       $251,561,690.71                 $238,133,461.27



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                                           8,175,754.97
(B) Less: Draw to pay Class A Interest Distribution                                                                     0.00
(C) Reserve Account Balance after draw                                                                          8,175,754.97
(D) Less: Draw to pay Class B Interest Distribution                                                                     0.00
(E) Reserve Account Balance after draw                                                                          8,175,754.97
(F) Less: Draw to pay Class A Principal Distribution                                                                    0.00
(G) Reserve Account Balance after draw                                                                          8,175,754.97
(H) Less: Draw to pay Class B Principal Distribution                                                                    0.00
(I) Reserve Account Balance after draw                                                                          8,175,754.97
(J) Total excess Collections deposited in the Reserve Fund                                                        836,034.02
                                                                                                                ------------
(K) Reserve Fund Balance                                                                                        9,011,788.99
(L) Specified Reserve Account Balance                                                                           7,739,337.49
(M) Reserve Account Release to Seller                                                                           1,272,451.50
                                                                                                                ------------
(N) Ending Reserve Account Balance                                                                              7,739,337.49
                                                                                                                ============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                        $321,371.54
    (ii)   Liquidation Proceeds Related to Interest                                                               0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                     269,404.99
(B) Realized Losses for Collection Period                                                                   387,130.13
(C) Charge-off Rate for Collection Period (annualized)                                                           0.58%
(D) Cumulative Net Losses for all Periods                                                                 1,852,764.74
(E) Delinquent Receivables
                                                          Dollar Amount                  #  Units
                                                          -------------                  -  -----
    (i)  30-59 Days Delinquent                              3,165,194          1.33%       353
    (ii)  60-89 Days Delinquent                              870,664           0.37%        87
    (iii) 90 Days or More Delinquent                         213,782           0.09%        20

                             BANC ONE AUTO GRANTOR                      PAGE 6
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                   1.02%
    (ii) Preceding Collection Period                                         1.35%
    (iii) Current Collection Period                                          0.58%
    (iv) Three Month Average (Avg(i,ii,iii))                                 0.98%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                   0.32%
    (ii) Preceding Collection Period                                         0.37%
    (iii) Current Collection Period                                          0.46%
    (iv) Three Month Average (Avg(i,ii,iii))                                 0.38%

(C) Loss and Delinquency Trigger Indicator                     Trigger was not hit

                             BANC ONE AUTO GRANTOR                      PAGE 7
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
                                                                                                 Dollars ($)          Balance
                                                                                               -------------    --------------------
(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                                12,891,088.76       43.9280743
    (ii)   Class B Certificates                                                                   537,140.68       43.9280743

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                              Dollars ($)           Balance
                                                                                               -------------    --------------------
    (i)    Class A Certificates                                                                 1,318,182.08        4.4918782
    (ii)   Class B Certificates                                                                    56,183.31        4.5947456

(C)  Pool Balance as of the close of business on the last day of the Collection Period       $238,133,461.27
                                                                                             ---------------


                                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                        Original Principal
     related Collection Period                                                                   Dollars ($)          Balance
                                                                                               -------------    --------------------
    (i)  Total Servicing Fee                                                                      209,634.74
    (ii)    Class A Percentage of the Servicing Fee                                               201,249.17        0.6857829
    (ii)    Class B Percentage of the Servicing Fee                                                 8,385.57        0.6857829

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                                 Dollars ($)         Balance
                                                                                               -------------    --------------------
(E)   (i)  Class A Interest Carryover Shortfall                                                         0.00        0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                     0.00        0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                     0.00        0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                     0.00        0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                       0.00        0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                     0.00        0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                     0.00        0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                   0.00        0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
       payments allocated to principal                                                                              Pool Factor
                                                                                                                --------------------
    (i)    Class A Pool Factor                                                                                      0.7790114
    (ii)   Class B Pool Factor                                                                                      0.7790114

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)             $387,130.13
                                                                                               -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding Collection Period  $1,084,446.55

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                              $7,739,337.49
                                                                                               -------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                     Principal Balance
                                                                                                              --------------------
    (i)    Class A Principal Balance                                                                           228,607,918.97
    (ii)   Class B Principal Balance                                                                             9,525,542.30

(K)  Amount otherwise distributable to the Class B Certificateholders that
     is being distributed to the Class A Certificateholders on such Distribution Date                  $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                       $0.00
                                                                                               -------------

                             BANC ONE AUTO GRANTOR                      PAGE 8
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 30, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                       $209,634.74
     (ii)  Servicing Fees retained by the Seller                                               209,634.74
                                                                                            -------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                              $0.00
                                                                                                               -------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:
      (i)  for the Class A Interest Distribution                                            $1,318,182.08
      (ii)  for the Class A Principal Distribution                                          12,891,088.76
                                                                                            -------------
      (iii)  Total (i+ii)                                                                                     $14,209,270.85
                                                                                                              --------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
      (i)  for the Class B Interest Distribution                                               $56,183.31
      (ii)  for the Class B Principal Distribution                                             537,140.68
                                                                                            -------------
      (iii)  Total (i+ii)                                                                                        $593,323.99
                                                                                                              --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the Reserve Fund                     $836,034.02
                                                                                                              --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and
            the Class B Percentage of Principal Collections                                                            $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                                      0.00
                                                                                                                      ------
     (iii)  Total                                                                                                             $0.00
                                                                                                                             ------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections
            remaining after the distribution of the Class A Interest Distribution                                      $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal Distribution                                              0.00
                                                                                                                       -----
     (iii)  Total                                                                                                             $0.00
                                                                                                                              -----